UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2019

Riviera Resources, Inc.

(Exact name of registrant specified in its charter)

Delaware	333-225927	82-5121920
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 1700 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Fourth Amendment to Credit Agreement

On September 27, 2019, Riviera Resources, Inc. together with certain of its subsidiaries entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with Royal Bank of Canada, as administrative agent, and the lenders and agents party thereto. The Fourth Amendment amends the parties’ existing Credit Agreement, dated as of August 4, 2017 (as amended, the “Credit Agreement”), to, among other things:

(i)	reduce the interest rate by 0.5% for all loans;

(ii)	extend the maturity date to August 4, 2021;

(iii)	permit certain asset sales in Illinois, Kansas, Louisiana, and Texas without further impact to the borrowing base;

(iv)	update the credit facility to reflect recent developments relating to the possible replacement of LIBOR, the introduction of “divisions” under Delaware law, and recent developments under the Dodd-Frank Act;

(v)	reduce the cash netting cap in “Total Net Debt” from $100 million to $25 million;

(vi)	reduce the borrowing base to $90 million, with the next scheduled borrowing base redetermination to occur on April 1, 2020; and

(vii)	effect lender assignments in connection with the borrowing base reduction.

All other material terms and conditions of the parties’ existing Credit Agreement were unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Fourth Amendment to Credit Agreement dated September 27, 2019, to the Credit Agreement dated as of August 4, 2017, among Linn Energy Holdco II LLC, as borrower, Linn Energy Holdco LLC, as parent, Linn Merger Sub #1 as midco, LLC, Riviera Resources, Inc. as holdings, the guarantors party thereto, Royal Bank of Canada, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2019	RIVIERA RESOURCES, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer